UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 5, 2010
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 5, 2010, the Board of Directors of The Hershey Company (“Company”) approved amendments to the advance notice provisions of the Company’s By-laws to provide that such provisions shall be deemed satisfied if a stockholder has notified the Company of the stockholder’s intention to present a proposal or director nomination at a meeting of stockholders in compliance with applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and such proposal or nomination has been included in a proxy statement that has been prepared by the Company to solicit proxies for such meeting of stockholders.  The amendments are contained in Article I, Section 5 and Article III, Section 2 of the By-laws.  The foregoing description of these amendments is qualified in its entirety by reference to the copy of the amended and restated By-laws filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
	3.1	Amended and Restated By-laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   October 7, 2010

THE HERSHEY COMPANY
By: /s/ Burton H. Snyder
Burton H. Snyder, Senior Vice President General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-laws of The Hershey Company